Exhibit 10.2

Execution Version

SIXTH AMENDMENT TO

TERM LOAN CREDIT AGREEMENT

This SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Sixth Amendment”) dated as of September 20, 2018, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), CORTLAND CAPITAL MARKET SERVICES LLC, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), the Lenders under the Term Loan Credit Agreement (the “Lenders”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Term Loan Credit Agreement dated as of October 24, 2016, as amended by the First Amendment and Waiver to the Term Loan Credit Agreement, dated July 31, 2017, as further amended by the Second Amendment to the Term Loan Credit Agreement, dated October 30, 2017, as further amended by the Third Amendment to the Term Loan Credit Agreement, dated December 31, 2017, as further amended by the Fourth Amendment to the Term Loan Credit Agreement, dated as of March 23, 2018 and as further amended by the Fifth Amendment to the Term Loan Credit Agreement, dated as of September 14, 2018 (as so amended prior to the date hereof, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Sixth Amendment, the “Term Loan Credit Agreement”).

B. The Guarantors are parties to that certain Term Loan Guaranty Agreement dated as of October 25, 2016 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Term Loan Guaranty Agreement”).

C. The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Term Loan Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Term Loan Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed to such term in the Term Loan Credit Agreement. Unless otherwise indicated, all article, section and exhibit references in this Sixth Amendment refer to articles, sections and exhibits of the Term Loan Credit Agreement.

Section 2. Amendments to Term Loan Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Term Loan Credit Agreement, as amended by the First Amendment and Waiver to the Term Loan Credit Agreement, dated July 31, 2017, as further amended by the Second Amendment to the Term Loan Credit Agreement, dated October 30, 2017, as further amended by the Third Amendment to the Term Loan Credit Agreement, dated December 31, 2017, the Fourth Amendment, dated as of March 23, 2018, the Fifth Amendment, dated as of September 14, 2018 and the Sixth Amendment, dated as of September 20, 2018, as the same may from time to time be amended, modified, supplemented or restated.

The following definitions are hereby added where alphabetically appropriate to read as follows:

“Sixth Amendment” means that certain Sixth Amendment to Term Loan Credit Agreement, dated as of September 20, 2018, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Amendment to Section 9.04(b)(i). Section 9.04(b)(i) is hereby amended by (a) replacing the word “or” at the end of clause (B) with a comma and (b) adding the following at the end of clause (C): “or (D) with any combination of the following: (1) proceeds of Permitted Refinancing Debt, (2) the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Parent and/or (3) in exchange for Equity Interests (other than Disqualified Capital Stock) of the Parent”.

Section 3. Conditions Precedent. This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in writing in accordance with Section 12.02 of the Term Loan Credit Agreement) (the “Sixth Amendment Effective Date”):

3.1 The Administrative Agent shall have received from each Lender party to the Term Loan Credit Agreement, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.

3.2 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying (a) that attached thereto is a true, correct and complete copy of the Eleventh Amendment to the RBL Credit Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, and shall in any event amend the RBL Credit Agreement in the same manner as the Term Loan Credit Agreement is to be amended by this Sixth Amendment (the “First Lien Amendment”) and (b) as to the aggregate amount of all consent, amendment and other fees payable to the holders of the RBL Facility in connection with the First Lien Amendment and/or the Reorganization Transactions. The “Eleventh Amendment Effective Date” under and as defined in the RBL Credit Agreement shall have occurred (or shall occur substantially concurrently with the Sixth Amendment Effective Date).

3.3 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable pursuant to the Credit Agreement on or prior to the Sixth Amendment Effective Date, including fees and expenses invoiced by Arnold & Porter Kaye Scholer LLP and Latham & Watkins LLP prior to the Sixth Amendment Effective Date.

3.4 The Fifth Amendment Effective Date shall have occurred.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Term Loan Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Term Loan Document to which it is a party and agrees that each Term Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Term Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Sixth Amendment Effective Date each reference to the Term Loan Credit Agreement in the other Term Loan Documents shall be deemed to be a reference to the Term Loan Credit Agreement, as amended by this Sixth Amendment.

4.3 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement. This Sixth Amendment, the Term Loan Credit Agreement and the other Term Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW. The provisions of Section 12.09 of the Term Loan Credit Agreement are incorporated herein mutatis mutandis.

4.6 Payment of Expenses. In accordance with Section 12.03 of the Term Loan Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders.

4.7 Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Term Loan Document. This Sixth Amendment is a “Term Loan Document” as defined and described in the Term Loan Credit Agreement, and all of the terms and provisions of the Term Loan Credit Agreement relating to Term Loan Documents shall apply hereto.

4.10 RELEASE. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OTHER OBLIGOR HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE OF THE SIXTH AMENDMENT AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS SIXTH AMENDMENT, THE TERM LOAN CREDIT AGREEMENT, ANY OTHER TERM LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWER AND EACH OTHER OBLIGOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 4.10 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

4.11 Administrative Agent Direction. Each undersigned Lender (collectively constituting all Lenders party to the Term Loan Credit Agreement) hereby directs the Administrative Agent to execute and deliver this Sixth Amendment.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

DEW GATHERING LLC

PINNACLE GAS TREATING LLC

LEGACY RESERVES ENERGY SERVICES LLC

LEGACY RESERVES GP, LLC

LEGACY RESERVES INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent

By:	/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

SIGNATURE PAGE

SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO ENERGY SELECT OPPORTUNITIES FUND LP By: GSO Energy Select Opportunities Associates LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-A LP By: GSO Energy Partners-A Associates LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-B LP By: GSO Energy Partners-B Associates LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-C LP By: GSO Energy Partners-C Associates LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO ENERGY PARTNERS-C II LP By: GSO Energy Partners-C Associates II LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO ENERGY PARTNERS-D LP By: GSO Energy Partners-D Associates LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP By: GSO Palmetto Opportunistic Associates LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO CSF III HOLDCO LP By: GSO Capital Solutions Associates III LP, its general partner By: GSO Capital Solutions Associates III (Delaware) LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GSO AIGUILLE DES GRAND MONTETS FUND II LP By: GSO Aiguille des Grand Montets Associates LLC, its general partner

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT